Principal Funds, Inc.
Supplement dated August 2, 2021
to the Prospectus dated December 31, 2020
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR CAPITAL SECURITIES FUND
In the Sub-Advisor and Portfolio Managers section, under Spectrum Asset Management, Inc., add the following in alphabetical order:
Satomi Yarnell (since 2021), Portfolio Manager

SUMMARY FOR DIVERSIFIED REAL ASSET FUND
In the Sub-Advisors section, delete ClearBridge RARE Infrastructure (North America) Pty Limited and replace with the following:
ClearBridge Investments (North America) Pty Limited
On or about August 31, 2021, in the Sub-Advisors section, delete Mellon Investments Corporation and add the following in alphabetical order:
Newton Investment Management North America LLC

SUMMARY FOR SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME FUND
In the Sub-Advisor and Portfolio Managers section, under Spectrum Asset Management, Inc., add the following in alphabetical order:
Satomi Yarnell (since 2021), Portfolio Manager

MANAGEMENT OF THE FUNDS
Under The Sub-Advisors, delete ClearBridge RARE Infrastructure (North America) Pty Limited and replace with the following:
ClearBridge Investments (North America) Pty Limited
On or about August 31, 2021, under The Sub-Advisors , delete Mellon Investments Corporation and add the following in alphabetical order:

Sub-Advisor:
Newton Investment Management North America LLC (“NIMNA, LLC”), BNY Mellon Center, One Boston Place, Boston, MA 02108, is an SEC-registered investment adviser providing clients with a wide range of investment solutions.

Fund(s):	a portion of the assets of Diversified Real Asset (a portion of the natural resources strategy)

Under Manager of Managers, add the following at the end of the section:
In accordance with a separate exemptive order that the Fund and PGI have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, provided that the Board Members are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and the other conditions in the exemptive order are met.
Under The Sub-Advisors, in the Sub-Advisor: Spectrum Asset Management, Inc. section, delete the first sentence in the paragraph under Fund(s) and replace with the following:
The day-to-day portfolio management is shared by a team of portfolio managers (Messrs. Diaz, Giangregorio, Jacoby, Krishnan, Lieb and Ms. Yarnell), under the leadership of the Chief Investment Officer (who also chairs the Investment Committee) in conjunction with the Credit and Research Team.
Under The Sub-Advisors, in the Sub-Advisor: Spectrum Asset Management, Inc. section, add the following alphabetically to the list of portfolio managers:
Satomi Yarnell joined Spectrum in 2015. Ms. Yarnell earned a M.A. in Economics from Waseda University. Ms. Yarnell has earned the right to use the Chartered Financial Analyst designation and is a Chartered Member of Security Analyst Association of Japan (CMA).

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